UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007

BANKUNITED FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-13921	65-0377773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Alhambra Circle	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 569-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in the Fiscal Year

On December 13, 2007, the Board of Directors of BankUnited Financial Corporation (the “Company”) approved amendments to Article VII of the Company’s Bylaws to permit the issuance, recordation and transfer of uncertificated shares of the Company’s capital stock. The Bylaws were amended in order to comply with recent rule changes of the NASDAQ Stock Market that require listed companies to be eligible by January 1, 2008 to issue shares in uncertificated form and participate in the Direct Registration System, which allows for the electronic transfer of securities. The amendments to the Bylaws are effective as of December 13, 2007.

This summary of the amendments to the Bylaws is qualified in its entirety by reference to the Amended Bylaws, a copy of which is filed as exhibit 3.1 to this Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibit No.	Exhibit Title
	3.1	Amended Bylaws of BankUnited Financial Corporation

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

Date: December 18, 2007

	By:	/s/ Humberto L. Lopez
Humberto L. Lopez
Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
3.1	Amended Bylaws of BankUnited Financial Corporation